UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 26, 2024

OCCIDENTAL PETROLEUM CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9210 (Commission File Number)	95-4035997 (IRS Employer Identification No.)

5 Greenway Plaza, Suite 110 Houston, Texas (Address of Principal Executive Offices)	77046 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 215-7000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.20 par value	OXY	New York Stock Exchange
Warrants to Purchase Common Stock, $0.20 par value	OXY WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01          Other Events

On July 23, 2024, Occidental Petroleum Corporation (“Occidental”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with BofA Securities, Inc., J.P. Morgan Securities LLC, MUFG Securities Americas Inc. and SMBC Nikko Securities America, Inc., as representatives of the several underwriters named therein (collectively, the “Underwriters”), pursuant to which Occidental agreed to issue and sell to the Underwriters five series of senior unsecured notes in the aggregate principal amount of $5,000,000,000, consisting of (i) $600,000,000 aggregate principal amount of its 5.000% Senior Notes due 2027 (the “2027 Notes”), (ii) $1,200,000,000 aggregate principal amount of its 5.200% Senior Notes due 2029 (the “2029 Notes”), (iii) $1,000,000,000 aggregate principal amount of its 5.375% Senior Notes due 2032 (the “2032 Notes”), (iv) $1,200,000,000 aggregate principal amount of its 5.550% Senior Notes due 2034 (the “2034 Notes”) and (v) $1,000,000,000 aggregate principal amount of its 6.050% Senior Notes due 2054 (the “2054 Notes” and, together with the 2027 Notes, the 2029 Notes, the 2032 Notes and the 2034 Notes, the “Notes”). The Underwriting Agreement contains customary representations, warranties and agreements by Occidental and customary conditions to closing, indemnification obligations of Occidental and the Underwriters, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions. The offer and sale of the Notes contemplated by the Underwriting Agreement was consummated on July 26, 2024. Occidental intends to use the net proceeds from the offering of approximately $4,945 million (after deducting underwriting discounts and estimated offering expenses) to finance (i) the cash consideration for the CrownRock Acquisition (as defined in the Prospectus Supplement), (ii) the Refinancing Transactions (as defined in the Prospectus Supplement) and (iii) related fees and expenses.

The Notes were issued pursuant to an Indenture, dated as of August 8, 2019 (the “Indenture”), between Occidental and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by an Officer’s Certificate, dated July 26, 2024, setting forth the specific terms applicable to each series of the Notes (the “Officer’s Certificate”). The 2027 Notes will bear interest at a rate of 5.000% per year, the 2029 Notes will bear interest at a rate of 5.200% per year, the 2032 Notes will bear interest at a rate of 5.375% per year, the 2034 Notes will bear interest at a rate of 5.550% per year and the 2054 Notes will bear interest at a rate of 6.050% per year. Interest on the 2027 Notes and the 2029 Notes will be payable semi-annually in arrears on February 1 and August 1 of each year, beginning on February 1, 2025. Interest on the 2027 Notes and the 2029 Notes will be payable to the holders of record of such series of the Notes at the close of business on the immediately preceding January 15 and July 15, respectively (whether or not a business day). Interest on the 2032 Notes will be payable semi-annually in arrears on January 1 and July 1 of each year, beginning on January 1, 2025. Interest on the 2032 Notes will be payable to the holders of record of such series of the Notes at the close of business on the immediately preceding December 15 and June 15, respectively (whether or not a business day). Interest on the 2034 Notes and the 2054 Notes will be payable semi-annually in arrears on April 1 and October 1 of each year, beginning on April 1, 2025. Interest on the 2034 Notes and the 2054 Notes will be payable to the holders of record of such series of the Notes at the close of business on the immediately preceding March 15 and September 15, respectively (whether or not a business day). The Indenture contains covenants that limit the ability of Occidental and its consolidated subsidiaries to, among other things, incur liens and the ability of Occidental to merge, consolidate or transfer substantially all of its assets. Occidental may redeem each series of the Notes prior to their maturity at its option, in whole or in part, at any time or from time to time, as described in the Officer’s Certificate.

The Notes were sold pursuant to Occidental’s automatic shelf registration statement under the Securities Act on Form S-3 (Registration No. 333-266420) filed on July 29, 2022. Occidental has filed with the Securities and Exchange Commission a final prospectus supplement, dated July 23, 2024 (the “Prospectus Supplement”), together with an accompanying prospectus, dated July 29, 2022, relating to the offer and sale of the Notes.

The foregoing description of the Underwriting Agreement, the Indenture, the Officer’s Certificate and the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, the Indenture, the Officer’s Certificate and the forms of the Notes, which are filed herewith as Exhibits 1.1, 4.1, 4.2, and 4.3 through 4.7, respectively, and incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits.

1.1
Underwriting Agreement, dated July 23, 2024, by and among Occidental Petroleum Corporation and BofA Securities, Inc., J.P. Morgan Securities LLC, MUFG Securities Americas Inc. and SMBC Nikko Securities America, Inc., as representatives of the several underwriters named therein.

4.1
Indenture, dated as of August 8, 2019, between Occidental Petroleum Corporation and The Bank of New York Mellon Trust Company, N.A. (incorporated by reference to Exhibit 4.1 of Occidental’s Current Report on Form 8-K filed on August 8, 2019).

4.2	Officer’s Certificate pursuant to the Indenture, dated as of July 26, 2024, establishing the Notes and their terms.

4.3	Form of Senior Notes due 2027 (included as Exhibit A to Exhibit 4.2).

4.4	Form of Senior Notes due 2029 (included as Exhibit B to Exhibit 4.2).

4.5	Form of Senior Notes due 2032 (included as Exhibit C to Exhibit 4.2).

4.6	Form of Senior Notes due 2034 (included as Exhibit D to Exhibit 4.2).

4.7	Form of Senior Notes due 2054 (included as Exhibit E to Exhibit 4.2).

5.1	Opinion of Cravath, Swaine & Moore LLP.

23.1	Consent of Cravath, Swaine & Moore LLP (included as part of Exhibit 5.1).

104	Cover Page Interactive Data File—the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 26, 2024	OCCIDENTAL PETROLEUM CORPORATION

	By:	/s/ Nicole E. Clark
		Name:	Nicole E. Clark
		Title:	Vice President, Chief Compliance Officer and Corporate Secretary